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                                                   LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                                            eANNUITY APPLICATION

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                                   CONTRACT OWNER:                         JOINT CONTRACT OWNER: (MAY ONLY BE SPOUSE)

                                   Abraham Lincoln                         Mary Lincoln
                                   ---------------                         ------------
                                   Full Legal Name                         Full Legal Name

     NOTE: MAXIMUM AGE OF          108-G South Street                      108-G South Street
     CONTRACT OWNER IS 85          ------------------                      ------------------
     (80 IN PENNSYLVANIA).         Street Address                          Street Address

                                   Leesburg       VA        20175          Leesburg       VA        20175
                                   ------------------------------          ------------------------------
                                   City           State     ZIP            City           State     ZIP

                                   alincoln@ann.com                        mlincoln@ann.com
                                   ----------------                        ----------------
                                   email address                           email address

                                   Social Security # ###-##-####           Social Security # ###-##-####
                                   Date of Birth: 2/17/1963      Male      Date of Birth: 6/8/1968            Female
                                                                 ----                                         ------
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     ANNUITANT                          Same as Contract Owner

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     PRIMARY BENEFICIARY                Contract Owner and Joint Contract Owner


     CONTINGENT BENEFICIARY             Todd Lincoln        Relation to Contract Owner:  son
                                        ------------                                     ---
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     CONTRACT TYPE                      Non-qualified -- initial contribution

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     ALLOCATION     After the free look period, please allocate my initial purchase payment of  $1,500  as follows:
                                                                                                ------
                         LINCOLN NATIONAL FUNDS                       DELAWARE SERIES
                     8 % Growth and Income         3 % Global Asset Allocation                   20 % Trend
THIS ALLOCATION     --                            --                                             --
WILL APPLY TO        0 % Bond                      9 % Equity Income                             20 % Decatur Total Return
FUTURE PURCHASE     --                            --                                             --
PAYMENT UNLESS       0 % Money Market              0 % Aggressive Growth                          0 % Global Bond
OTHERWISE           --                            --                                             --
SPECIFIED THROUGH    0 % Managed                  20 % Capital Appreciation
THE INTERNET        --                            --
SERVICE CENTER.     20 % Special Opportunities     0 % Social Awareness
                    --                            --
                                                   0 % International
                                                  --

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     REPLACEMENTS
     Will the proposed contract replace any existing annuity or insurance contract (including any Lincoln National Life contracts)
     which have been, or are being, reduced in premium amount, placed on paid-up, or surrendered?  Yes.  Existing company AETNA.
     Address 151 Farmington Avenue, Hartford, CT 06156.  Policy number 1234567.
     Approximate amount $1,500.

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     SUITABILITY
     Number of dependents:  2      Total family income $150,000     Estimated net worth:  $250,000
                          -----                        --------                           --------
     Financial Objectives:  x  Long term growth       Maximum capital appreciation       Preservation of capital       Income
                          -----                  -----                              -----                         -----
     Contract Owner's occupation:  Lawyer
                                   ------
     Name and Address of Contract Owner's Employer:  Lincoln Law, 123 Penny Lane, Ft. Wayne, IN 00000
                                                     --------------------------------------------------




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Form 28978                                                                Page 1

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                                                   LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                                            eANNUITY APPLICATION

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     INTERNET SERVICE CENTER AND TELEPHONE AUTHORIZATION
     I hereby consent to receive all documents, including, without limitation, the annuity contract, required in connection with the variable annuity through the Internet Service Center. I hereby authorize and direct Lincoln National Life Insurance Company to accept any instructions received through the Internet Service Center or by telephone from any person who can furnish proper identification.  The undersigned agrees that LNL is not liable for any loss arising from following any such instructions.
     Initial of Contract Owner:
                               ---------------------
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     AUTOMATIC BANK DRAFT
     TO:  Mount Vernon National Bank                        123456890
          --------------------------                        ---------
          Bank Name                                         ABA NUMBER

          123 Memorial Drive                                Fort Wayne     IN        12345
          ------------------                                ------------------------------
          Bank street address                               City           State      ZIP

          Automatic bank draft start date: 06/30/98         9876543                    $100.00
                                           --------         -------                    -------
                                                            Checking account number    Monthly amount

     I/We hereby request and authorize you to pay and charge to my/our account checks or electronic fund transfer debits processed by and payable to the order of Lincoln Life, P.O. Box 2348, Fort Wayne, IN 46801-2348, provided there are sufficient collected funds in said account to pay the same upon presentation.  It will not be necessary for any officer or employee of Lincoln Life to sign such checks.  I/We agree that your rights in respect to each such check shall be the same as if it were a check drawn on you and signed personally by me/us.  This authority is to remain in effect until revoked by me/us, and until you actually receive such notice I/we agree that you shall be fully protected in honoring any such check or electronic fund transfer debit.  In addition to regular bank draft I/We authorize such ad hoc drafts as are requested through the Internet Service Center.  I/We further agree that if any such check or electronic fund transfer debit be dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability whatsoever even though such dishonor results in the forfeiture of insurance or investment loss to me/us.


     ---------------------------------------------------              ---------------------------------------------------
     Signature(s) EXACTLY as shown on bank records                    Signature(s) EXACTLY as shown on bank records


     Abraham Lincoln          Date 7/1/1998            Mary Lincoln             Date 7/1/1998
     ----------------              --------            ------------                  --------
     Print full legal name(s)                          Print full legal name(s)

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     SIGNATURES
     Under penalty of perjury the contract Owner certifies that the social security (or taxpayer ID) is correct as it appears in this application.  I acknowledge receipt of a Prospectus.  I agree to accept the copy of the application (without original signature) delivered to me with the LNL policy as a binding, valid contract. Documents will be considered delivered when LNL places them in the contract owner's personal folder on the Internet Service Center. I UNDERSTAND ALL
     PAYMENTS AND VALUES PROVIDED BY  THIS CONTRACT ARE BASED ON THE INVESTMENT EXPERIENCE OF A VARIABLE ACCOUNT AND SO ARE
     VARIABLE AND ARE NOT GUARANTEED TO A FIXED DOLLAR AMOUNT.


     Application signed at: Fort Wayne, IN
                            --------------

                                Date  7/1/1998                                                 Date  7/1/1998
     ---------------------------      --------    ---------------------------------------------      --------
     Signature of Annuitant                       Signature of Contract Owner if other than Annuitant


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Form 28978                                                                Page 2